GOING CONCERN BASIS OF ACCOUNTING	12 Months Ended
Dec. 31, 2019
Going Concern Basis Of Accounting
GOING CONCERN

These consolidated financial statements have been prepared using International Financial Reporting Standards (“IFRS”), as issued by the International Accounting Standards Board (“IASB”), on a going concern basis. These financial statements do not reflect the adjustments to the carrying values of assets and liabilities and the reported expenses and balance sheet classifications that would be necessary if the Company ceases to exist as a going concern in the normal course of operations. Such adjustments could be material.

At December 31, 2019, the Company does not have sufficient liquidity on hand to fund its operations for the next twelve months and will require further financing to meet its financial obligations, execute its plans and maintain rights under existing agreements.

During 2019 and early 2020, the Company was successful in raising funds through a private placement and renegotiating the terms of the Company’s credit facility as noted in note 28. However, further additional sources of financing will be required in 2020 to fund the Company’s planned operations, which includes the strategic advancement of the Wheeler River uranium project. The Company believes it will be able to raise additional financing either through equity or debt financing, sale of equity investments or other assets, or by selling a stream and/or royalty on the Wheeler River project.

The Company is actively pursuing access to different sources of funding and while it has been successful in the past in obtaining financing for its activities, there is no assurance that it will be able to obtain adequate financing in the future. These events and conditions indicate the existence of material uncertainties that may cast substantial doubt as to the Company’s ability to continue as a going concern.